INTEREST INCOME (EXPENSES), NET	6 Months Ended
Jun. 30, 2026
Interest Expense, Short-Term Borrowings [Abstract]
INTEREST INCOME (EXPENSES), NET

NOTE 18 – INTEREST INCOME (EXPENSES), NET

Interest income (expenses) for the six months ended June 30, 2026 and 2025 consisted of the following:

	2026	2025
Interest expense	$(176,593)	$(137,459)
Interest income	221,911	884
Total interest income (expense), net	$45,318	$(136,575)